Exhibit 99.1

DFIN Announces Leadership Changes to Advance Sales Transformation

Chicago – May 14, 2026 – DFIN (NYSE: DFIN), a leading provider of software and tech-enabled solutions for financial reporting and capital markets transactions, is pleased to announce the appointment of Ken Napolitano as Chief Revenue Officer.

“We are pleased to welcome Ken to DFIN as our first Chief Revenue Officer,” said Daniel Leib, President and Chief Executive Officer. “As we enter the next phase of our growth strategy, Ken’s deep experience scaling revenue organizations and driving commercial transformation in the financial data and technology sector makes him the right leader for this moment. I look forward to the positive impact he will have on our business and our clients.”

Ken brings more than 25 years of experience scaling commercial organizations within the financial data and technology sector. Most recently, he served as Chief Revenue Officer of Preqin, where he led a global sales team and was a central figure in the executive committee prior to the company’s acquisition. Before that, he served as EVP and Chief Sales Officer at Wheels Up, where he grew the business from $200 million to $1.5 billion in revenue and helped lead the company through its IPO. His earlier career includes nearly two decades at Bloomberg LP, where he rose to lead an enterprise sales organization responsible for almost $1 billion in annual revenue. Ken holds an MBA with Distinction from Cornell University’s S.C. Johnson Graduate School of Management and a Bachelor of Business Administration from Adelphi University. Ken will start on June 1, 2026.

In connection with this appointment, Eric Johnson, who currently oversees our Global Investment Companies business, will transition to a newly created role President, Key Accounts, bringing our full breadth of DFIN’s solutions and expertise to bear on customers’ most critical needs. Craig Clay, President of Global Capital Markets will be departing the Company. We thank him for his dedication and the value he has brought to DFIN over his many years of service.

About DFIN

DFIN is the leading global provider of compliance and regulatory software and services, fueling end-to-end investment company regulatory compliance needs, complex capital markets transactions, and essential financial reporting at every stage of the corporate lifecycle. Our mission is simple: to empower clients with the software and support they need to stay ahead of public company filings, investment company filings, private reporting, and beneficial owner reporting, while enhancing workflow efficiency. We bring deep expertise to every engagement, driving transparency and collaboration built on confidence and reliability. Learn more at DFINsolutions.com or follow us on LinkedIn.

Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of DFIN and its expectations relating to future financial condition and performance. Statements that are not historical facts, including statements about DFIN management’s beliefs and expectations, are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While DFIN believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond DFIN’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from DFIN’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in DFIN periodic public filings with the SEC, including but not limited to those discussed under “Special Note Regarding Forward-Looking Statements” and in Part I, Item 1A. Risk Factors of DFIN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, those discussed under “Special Note Regarding Forward-Looking Statements” in DFIN’s Quarterly Reports on Form 10-Q and in other investor communications of DFIN’s from time to time. DFIN does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.